UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03379

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

(Exact Name of Registrant as specified in charter)

600 Montgomery Street, Suite 4100, San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

MICHAEL J. CUGGINO, 600 Montgomery Street, Suite 4100, San Francisco, California 94111

(Name and Address of Agent For Service)

Registrant’s telephone number, including area code: (415) 398-8000

Date of fiscal year end:                                             January 31, 2014

Date of reporting period:                                          January 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders of Permanent Portfolio Family of Funds, Inc. (“Registrant”) for the fiscal year ended January 31, 2014 is attached hereto.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer (“Code of Ethics for Executive Officers”).

(b)	No response required.

(c)	The Registrant has not made amendments to its Code of Ethics for Executive Officers during the fiscal year ended January 31, 2014.

(d)	The Registrant has not granted any waivers from any provisions of its Code of Ethics for Executive Officers during the fiscal year ended January 31, 2014.

(e)	Not applicable.

(f)

A copy of the Registrant’s Code of Ethics for Executive Officers, dated July 23, 2009, is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics for Executive Officers is available, without charge and upon request, by writing or calling the Registrant’s Shareholder Services Office at (800) 531-5142.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (“Board”) has determined that no member of its Audit Committee qualifies as an “audit committee financial expert” (“ACFE”). After evaluating the matter, the Board concluded that it was not necessary to have a director on the Audit Committee who qualifies as an ACFE, given that the financial statements and accounting principles that apply to registered investment companies such as the Registrant are generally simpler and more straightforward compared to operating companies, and the financial literacy of the current Audit Committee members is adequate to discharge their duties as members of the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $109,000 and $104,500 for the fiscal years ended January 31, 2014 and January 31, 2013, respectively.

(b)

Audit-Related Fees. There were no fees billed for each of the last two fiscal years ended January 31, 2014 and January 31, 2013, respectively, for assurance and related services provided by the Registrant’s principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant for tax compliance, tax advice and tax planning were $13,600 and $13,200 for the fiscal years ended January 31, 2014 and January 31, 2013, respectively. Tax fees represent tax compliance services provided in connection with the preparation of the Registrant’s tax returns.

(d)

All Other Fees. There were no fees billed for each of the last two fiscal years ended January 31, 2014 and January 31, 2013, respectively, for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

Pursuant to Section 3(c) of the Registrant’s Audit Committee Charter, dated May 1, 2003, as amended December 16, 2013, the pre-approval policies and procedures of the Registrant’s Audit Committee, in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X, are as follows:

“The Committee shall review any audit and non-audit services provided to the Fund by its independent public accountants and the fees charged for such services. Except as provided below, the Committee’s prior approval shall be necessary for the engagement of independent public accountants to provide any audit or non-audit services on behalf of the Fund, and any non-audit services on behalf of the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, where the proposed engagement relates directly to the operations and financial reporting of the Fund. Non-audit services that would otherwise qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and any applicable rules thereunder, that were not pre-approved by the Committee shall be approved by the Committee prior to the completion of the engagement. Pre-approval by the Committee shall not be required for engagements entered into pursuant to: (i) pre-approval policies and procedures established by the Committee; or (ii) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority; provided, however, in either case, that the Committee is informed of each such engagement at the earlier of its next meeting, or at the Board’s next quarterly meeting.”

(e)(2)	None of the services included in each of paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Not applicable to Registrant because there were no hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

(g)

The aggregate non-audit fees billed for each of the last two fiscal years for services rendered by the Registrant’s principal accountant to the Registrant were $13,600 and $13,200 for the fiscal years ended January 31, 2014 and January 31, 2013, respectively. There were no non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)

Not applicable to the Registrant as the Registrant’s principal accountant did not render any non-audit services to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board of Directors for the fiscal year ended January 31, 2014.

Item 11. Controls and Procedures.

(a)

Michael J. Cuggino, the Registrant’s President, and James H. Andrews, the Registrant’s Treasurer, each has concluded that, in his judgment, the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on his evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Executive Officers that is the subject of the disclosure required by Item 2 is attached hereto as Exhibit 99.Code Eth.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

The certifications provided pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Permanent Portfolio Family of Funds, Inc.

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: April 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Permanent Portfolio Family of Funds, Inc.

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: April 1, 2014

/s/ James H. Andrews

By: James H. Andrews, Treasurer

Date: April 1, 2014

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Permanent Portfolio Family of Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Permanent Portfolio Family of Funds, Inc. (“Fund,” comprising, respectively, the Permanent Portfolio, the Short-Term Treasury Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio), including the schedules of investments, as of January 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned by correspondence with the custodian and brokers and a physical observation of the Permanent Portfolio’s gold and silver inventory count as of January 31, 2014. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Permanent Portfolio Family of Funds, Inc. as of January 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

March 26, 2014

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF ASSETS AND LIABILITIES January 31, 2014

ASSETS AND LIABILITIES	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

ASSETS
Investments at market value (Notes 1, 4 & 5):
Investments other than securities:
Gold assets (identified cost $1,816,747,957; $—; $— and $—, respectively)	$1,857,243,280	$—	$—	$—
Silver assets (identified cost $492,141,133; $—; $— and $—, respectively)	456,623,906	—	—	—
Swiss franc deposits (identified cost $108,643,033; $—; $— and $—, respectively)	110,396,929	—	—	—

	2,424,264,115	—	—	—
Swiss franc bonds	739,678,506	—	—	—
Stocks of United States and foreign real estate and natural resource companies	1,507,154,500	—	—	—
Aggressive growth stocks	1,523,765,500	—	—	48,164,810
Corporate bonds	902,036,951	—	13,153,485	—
Preferred stocks	—	—	585,000	—
United States Treasury securities	1,833,175,233	24,808,228	424,992	—

Total investments (identified cost $8,175,634,660; $24,808,038; $14,043,239 and $27,852,436, respectively)	8,930,074,805	24,808,228	14,163,477	48,164,810

Cash	21,110,246	—	—	—
Accounts receivable for shares of the portfolio sold	9,799,773	444,000	31,000	59,100
Accrued interest, dividends and foreign taxes receivable	63,458,157	10,296	177,435	40,137

Total assets	9,024,442,981	25,262,524	14,371,912	48,264,047

LIABILITIES
Bank overdraft	—	851	23,266	31,676
Accounts payable for investments purchased	—	—	51,972	—
Accounts payable for shares of the portfolio redeemed	26,161,065	10,029	—	15,201
Accrued investment advisory fee	5,872,548	14,459	9,667	49,640
Accrued directors’ fees and expenses	30,647	63	34	89
Other accrued expenses	28,413	—	—	—

Total liabilities	32,092,673	25,402	84,939	96,606

Net assets applicable to outstanding shares	$8,992,350,308	$25,237,122	$14,286,973	$48,167,441

NET ASSETS
Capital stock — par value $.001 per share:
Authorized — 400,000,000; 25,000,000; 25,000,000 and 25,000,000 shares, respectively
Outstanding — 209,330,899; 384,554; 236,162 and 740,681 shares, respectively	$209,331	$385	$236	$741
Paid-in capital	8,050,848,677	25,253,155	14,073,711	27,825,172

	8,051,058,008	25,253,540	14,073,947	27,825,913
Undistributed net investment income (loss) (Note 1)	—	(13,367)	30,082	29,154
Accumulated net realized gain (loss) on investments	185,884,005	(3,241)	62,706	—
Net unrealized appreciation of investments (Notes 1 & 5)	754,440,145	190	120,238	20,312,374
Net unrealized appreciation on translation of assets and liabilities in foreign currencies	968,150	—	—	—

Net assets applicable to outstanding shares	$8,992,350,308	$25,237,122	$14,286,973	$48,167,441

Net asset value per share	$ 42.96	$ 65.63	$ 60.50	$ 65.03

2	See accompanying notes to financial statements.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF OPERATIONS Year Ended January 31, 2014

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Investment income (Note 1):
Interest	$75,683,773	$24,282	$577,807	$—
Dividends	96,873,796	—	113,300	611,673
Other income	6,878	—	—	—

	172,564,447	24,282	691,107	611,673
Expenses (Note 3):
Investment advisory fee	95,772,334	312,499	168,681	442,307
Directors’ fees and expenses	616,500	1,286	701	1,839
Excise tax	—	—	—	1,928
Legal expense	76,424	159	86	223

Total expenses	96,465,258	313,944	169,468	446,297
Less waiver of investment advisory fee	(5,981,282)	(131,579)	(53,268)	—

Net expenses	90,483,976	182,365	116,200	446,297

Net investment income (loss) before foreign income taxes deducted at source	82,080,471	(158,083)	574,907	165,376
Less foreign income taxes deducted at source, net of refundable taxes	(588,956)	—	—	—

Net investment income (loss)	81,491,515	(158,083)	574,907	165,376

Net realized and unrealized gain (loss) on investments and foreign currency (Notes 1, 4 & 5):
Net realized gain (loss) on:
Investments in securities	878,158,077	(2,946)	195,854	74,494
Investments other than securities	91,910,812	—	—	—
Foreign currency transactions	(38,027,579)	—	—	—

	932,041,310	(2,946)	195,854	74,494
Change in unrealized appreciation (depreciation) of:
Investments	(1,752,757,111)	75	(244,751)	8,514,196
Translation of assets and liabilities in foreign currencies	85,446	—	—	—

Net realized and unrealized gain (loss) on investments and foreign currency	(820,630,355)	(2,871)	(48,897)	8,588,690

Net increase (decrease) in net assets resulting from operations	$(739,138,840)	$(160,954)	$526,010	$8,754,066

See accompanying notes to financial statements.	3

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF CHANGES IN NET ASSETS

	Permanent Portfolio
	Year Ended January 31, 2014	Year Ended January 31, 2013
Operations:
Net investment income (loss)	$81,491,515	$104,365,690
Net realized gain (loss) on investments in securities	878,158,077	208,492,892
Net realized gain on investments other than securities	91,910,812	45,662,158
Net realized gain (loss) on foreign currency transactions	(38,027,579)	2,651,023
Change in unrealized appreciation (depreciation) of investments	(1,752,757,111)	131,893,833
Change in unrealized appreciation on translation of assets and liabilities in foreign currencies	85,446	785,709

Net increase (decrease) in net assets resulting from operations	(739,138,840)	493,851,305

Equalization on shares issued and redeemed:	(24,062,267)	(3,101,687)

Distributions to shareholders from (Note 2):
Net investment income	(51,420,595)	(93,702,204)
Net realized gain on investments	(894,726,236)	(124,935,792)

Capital stock transactions exclusive of amounts allocated to undistributed net investment income (loss) (Note 7):	(6,296,112,035)	(58,936,092)

Net increase (decrease) in net assets	(8,005,459,973)	213,175,530

Net assets at beginning of year	16,997,810,281	16,784,634,751

Net assets at end of year (including undistributed net investment income (loss) of $— and $—; $(13,367) and $—; $30,082 and $21,275; and $29,154 and $109,112, respectively)	$8,992,350,308	$16,997,810,281

4	See accompanying notes to financial statements.

Short-Term Treasury Portfolio		Versatile Bond Portfolio		Aggressive Growth Portfolio
Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2014	Year Ended January 31, 2013

$(158,083)	$(187,955)	$574,907	$284,163	$165,376	$302,683
(2,946)	(40)	195,854	34,166	74,494	910,477
—	—	—	—	—	—
—	—	—	—	—	—
75	5,068	(244,751)	339,934	8,514,196	3,488,265
—	—	—	—	—	—

(160,954)	(182,927)	526,010	658,263	8,754,066	4,701,425

—	—	(7,728)	13,494	64,382	(6,857)

—	—	(505,421)	(248,601)	(233,577)	(234,505)
—	—	(114,563)	—	(983,862)	(310,974)

(2,875,184)	(4,522,082)	972,055	470,662	12,888,601	333,457

(3,036,138)	(4,705,009)	870,353	893,818	20,489,610	4,482,546

28,273,260	32,978,269	13,416,620	12,522,802	27,677,831	23,195,285

$25,237,122	$28,273,260	$14,286,973	$13,416,620	$48,167,441	$27,677,831

5

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2014

Quantity		Market Value

	GOLD ASSETS — 20.65% of Total Net Assets
544,595 Troy Oz.	Gold bullion (a)	$675,352,780
930,000 Coins	One-ounce gold coins (a)	1,181,890,500

	Total Gold Assets (identified cost $1,816,747,957)	$1,857,243,280

	SILVER ASSETS — 5.08% of Total Net Assets
23,397,279 Troy Oz.	Silver bullion (a)	$451,205,633
379 Bags	Silver coins (a)	5,418,273

	Total Silver Assets (identified cost $492,141,133)	$456,623,906

Principal Amount
	SWISS FRANC ASSETS — 9.45% of Total Net Assets
CHF 99,925,780	Swiss franc deposits (a)	$110,396,929

CHF 100,000,000	2.500% Swiss Confederation Bonds, 03-12-16	$116,687,842
CHF 100,000,000	4.250% Swiss Confederation Bonds, 06-05-17	126,365,796
CHF 100,000,000	3.000% Swiss Confederation Bonds, 01-08-18	123,592,774
CHF 100,000,000	3.000% Swiss Confederation Bonds, 05-12-19	127,056,289
CHF 100,000,000	2.250% Swiss Confederation Bonds, 07-06-20	123,775,065
CHF 100,000,000	2.000% Swiss Confederation Bonds, 04-28-21	122,200,740

	Total Swiss Confederation bonds	$739,678,506

	Total Swiss Franc Assets (identified cost $738,939,249)	$850,075,435

Number of Shares

	STOCKS OF UNITED STATES AND FOREIGN REAL ESTATE AND NATURAL RESOURCE COMPANIES — 16.76% of Total Net Assets

	NATURAL RESOURCES — 9.19% of Total Net Assets
600,000	Apache Corporation	$48,156,000
2,000,000	BHP Billiton, Ltd. (b)	127,900,000
1,000,000	BP, p.l.c. (b)	46,890,000
2,500,000	Cameco Corporation	53,050,000
600,000	Canadian Natural Resources Ltd.	19,650,000
500,000	Chevron Corporation	55,815,000
600,000	ConocoPhillips	38,970,000
600,000	Devon Energy Corporation	35,532,000
500,000	EPL Oil & Gas, Inc. (a)	13,435,000
500,000	Exxon Mobil Corporation	46,080,000
5,000,000	Freeport-McMoRan Copper & Gold, Inc.	162,050,000
1,500,000	Halcon Resources Corporation (a)	5,055,000
3,500,000	Peabody Energy Corporation	59,675,000
1,500,000	Rio Tinto p.l.c. (b)	79,725,000
2,500,000	Vale S.A. (b)	34,000,000

		$825,983,000

6	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2014

Number of Shares		Market Value

	REAL ESTATE — 7.57% of Total Net Assets
1,000,000	Alexander & Baldwin, Inc. (a)	$39,110,000
400,000	AvalonBay Communities, Inc.	49,400,000
500,000	Boston Properties, Inc.	54,045,000
600,000	BRE Properties, Inc. Class A	35,460,000
1,500,000	Corporate Office Properties Trust	37,275,000
700,000	Digital Realty Trust, Inc.	35,693,000
2,500,000	Duke Realty Corporation	39,275,000
1,500,000	Equity One, Inc.	33,990,000
400,000	Federal Realty Investment Trust	43,600,000
1,500,000	Kimco Realty Corporation	31,365,000
1,500,000	Prologis, Inc.	58,140,000
250,000	Texas Pacific Land Trust	25,267,500
2,000,000	UDR, Inc.	48,680,000
200,000	Urstadt Biddle Properties, Inc.	3,156,000
500,000	Urstadt Biddle Properties, Inc. Class A	9,380,000
500,000	Vornado Realty Trust	45,915,000
2,000,000	Washington Real Estate Investment Trust	46,600,000
1,500,000	Weyerhaeuser Company	44,820,000

		$681,171,500

	Total Stocks of United States and Foreign Real Estate and Natural Resource Companies (identified cost $1,529,277,609)	$1,507,154,500

	AGGRESSIVE GROWTH STOCKS — 16.95% of Total Net Assets

	AEROSPACE — .42% of Total Net Assets
250,000	Lockheed Martin Corporation	$37,727,500

		$37,727,500

	CHEMICALS — .97% of Total Net Assets
250,000	Air Products & Chemicals, Inc.	$26,285,000
1,200,000	Chemtura Corporation (a)	30,096,000
700,000	Mosaic Company	31,262,000

		$87,643,000

	COMMUNICATIONS EQUIPMENT — .95% of Total Net Assets
1,800,000	Juniper Networks, Inc. (a)	$47,898,000
500,000	Qualcomm, Inc.	37,110,000

		$85,008,000

	COMPUTER SOFTWARE & SERVICES — .81% of Total Net Assets
800,000	Autodesk, Inc. (a)	$41,000,000
1,500,000	Symantec Corporation	32,115,000

		$73,115,000

	ELECTRICAL EQUIPMENT & ELECTRONICS — .46% of Total Net Assets
2,500,000	Sanmina Corporation (a)	$41,800,000

		$41,800,000

Continued on following page.	7

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2014

Number of Shares		Market Value

	ENERGY SERVICES & PROCESSING — 1.35% of Total Net Assets
500,000	Baker Hughes, Inc.	$28,320,000
900,000	HollyFrontier Corporation	41,670,000
3,000,000	Parker Drilling Company (a)	22,320,000
400,000	Phillips 66	29,236,000

		$121,546,000

	ENGINEERING & CONSTRUCTION — .74% of Total Net Assets
400,000	Fluor Corporation	$30,384,000
800,000	Ryland Group, Inc.	35,712,000

		$66,096,000

	ENTERTAINMENT & LEISURE — 4.03% of Total Net Assets
700,000	CBS Corporation Class A	$41,069,000
500,000	Disney (Walt) Company	36,305,000
2,500,000	Facebook, Inc. Class A (a)	156,425,000
500,000	Viacom, Inc. Class A	41,190,000
400,000	Wynn Resorts, Ltd.	86,968,000

		$361,957,000

	FINANCIAL SERVICES — 2.02% of Total Net Assets
1,000,000	Bank of New York Mellon Corporation	$31,960,000
4,000,000	Janus Capital Group, Inc.	43,960,000
1,200,000	Morgan Stanley	35,412,000
1,500,000	Schwab (Charles) Corporation	37,230,000
500,000	State Street Corporation	33,475,000

		$182,037,000

	MANUFACTURING — 2.08% of Total Net Assets
500,000	Agilent Technologies, Inc.	$29,075,000
500,000	Harley-Davidson, Inc.	30,845,000
500,000	Illinois Tool Works, Inc.	39,435,000
400,000	IPG Photonics Corporation (a)	26,748,000
700,000	Mattel, Inc.	26,488,000
300,000	Parker-Hannifin Corporation	34,011,000

		$186,602,000

	MATERIALS — .27% of Total Net Assets
500,000	Nucor Corporation	$24,175,000

		$24,175,000

	PHARMACEUTICALS — 1.27% of Total Net Assets
300,000	Amgen, Inc.	$35,685,000
250,000	Celgene Corporation (a)	37,982,500
500,000	Gilead Sciences, Inc. (a)	40,325,000

		$113,992,500

	RETAIL — .68% of Total Net Assets
250,000	Costco Wholesale Corporation	$28,090,000
600,000	Williams-Sonoma, Inc.	32,712,000

		$60,802,000

8	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2014

Number of Shares		Market Value

	TRANSPORTATION — .90% of Total Net Assets
250,000	FedEx Corporation	$33,330,000
250,000	Kansas City Southern	26,397,500
900,000	Matson, Inc.	21,537,000

		$81,264,500

	Total Aggressive Growth Stocks (identified cost $957,051,443)	$1,523,765,500

Principal Amount
	DOLLAR ASSETS — 30.42% of Total Net Assets

	CORPORATE BONDS — 10.03% of Total Net Assets

	BEVERAGES — .73% of Total Net Assets
$65,000,000	6.950% Bottling Group, LLC (PepsiCo, Inc.), 03-15-14	$65,494,584

		$65,494,584

	COMMUNICATIONS EQUIPMENT — 1.00% of Total Net Assets
90,000,000	1.625% Cisco Systems, Inc., 03-14-14	$90,148,684

		$90,148,684

	COMPUTER SOFTWARE & SERVICES — 1.60% of Total Net Assets
67,500,000	.875% International Business Machines Corporation, 10-31-14	$67,837,690
75,000,000	3.750% Oracle Corporation, 07-08-14	76,120,256

		$143,957,946

	CONSUMER PRODUCTS — .13% of Total Net Assets
11,660,000	.600% Colgate-Palmolive Company, 11-15-14	$11,701,120

		$11,701,120

	ENTERTAINMENT & LEISURE — .22% of Total Net Assets
19,500,000	.875% Disney (Walt) Company, 12-01-14	$19,606,634

		$19,606,634

	FINANCIAL SERVICES — 3.27% of Total Net Assets
30,000,000	.505% Bank of New York Mellon Corporation, 07-28-14 (c)	$30,021,096
50,000,000	2.150% General Electric Capital Corporation, 01-09-15	50,829,305
84,000,000	4.650% JP Morgan Chase & Company, 06-01-14	85,105,903
25,000,000	4.300% State Street Corporation, 05-30-14	25,319,156
25,000,000	4.150% TD Ameritrade Holding Company, 12-01-14	25,767,088
75,000,000	5.250% Wachovia Corporation (Wells Fargo & Company), 08-01-14	76,723,265

		$293,765,813
	HEALTHCARE — .20% of Total Net Assets
17,500,000	4.000% Baxter International, Inc., 03-01-14	$17,546,968

		$17,546,968

Continued on following page.	9

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2014

Principal Amount		Market Value
	INSURANCE — .98% of Total Net Assets
$14,988,000	3.200% Berkshire Hathaway Finance Corporation, 02-11-15	$15,431,600
25,000,000	4.750% Prudential Financial, Inc., 04-01-14	25,169,280
45,000,000	4.750% Prudential Financial, Inc., 09-17-15	47,862,181

		$88,463,061

	MANUFACTURING — .56% of Total Net Assets
25,000,000	.950% Caterpillar, Inc., 06-26-15	$25,203,656
25,000,000	6.875% PACCAR, Inc., 02-15-14	25,047,340

		$50,250,996

	PHARMACEUTICALS — .56% of Total Net Assets
50,000,000	1.875% Amgen, Inc., 11-15-14	$50,555,925

		$50,555,925

	RETAIL — .50% of Total Net Assets
37,500,000	.650% Amazon.com, Inc., 11-27-15	$37,528,564
7,140,000	4.200% TJX Companies, Inc., 08-15-15	7,527,774

		$45,056,338

	TOBACCO — .22% of Total Net Assets
20,000,000	.287% Philip Morris International, Inc., 02-26-15 (c)	$20,020,282

		$20,020,282

	UTILITIES — .06% of Total Net Assets
5,467,000	.550% Alabama Power Company, 10-15-15	$5,468,600

		$5,468,600

		$902,036,951

10	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2014

Principal Amount		Market Value
	UNITED STATES TREASURY SECURITIES — 20.39% of Total Net Assets
$150,000,000	United States Treasury bond strips (Principal only) 1.456%, 11-15-18 (d)	$139,933,593
150,000,000	United States Treasury bond strips (Principal only) 2.052%, 08-15-20 (d)	131,247,656
150,000,000	United States Treasury bonds 7.250%, 05-15-16	173,146,769
150,000,000	United States Treasury bonds 6.250%, 08-15-23	197,123,156
150,000,000	United States Treasury bonds 6.000%, 02-15-26	197,247,922
150,000,000	United States Treasury bonds 5.250%, 11-15-28	187,222,438
50,000,000	United States Treasury notes 2.375%, 10-31-14	50,829,995
150,000,000	United States Treasury notes 1.250%, 09-30-15	152,450,004
150,000,000	United States Treasury notes 2.625%, 02-29-16	156,996,299
150,000,000	United States Treasury notes 2.250%, 11-30-17	156,584,035
150,000,000	United States Treasury notes 3.625%, 08-15-19	165,395,872
125,000,000	United States Treasury bills .027%, 02-27-14 (d)	124,997,494

		$1,833,175,233

	Total Dollar Assets (identified cost $2,641,477,269)	$2,735,212,184

	Total Portfolio — 99.31% of total net assets (identified cost $8,175,634,660) (e)	$8,930,074,805
	Other assets, less liabilities (.69% of total net assets)	62,275,503

	Net assets applicable to outstanding shares	$8,992,350,308

	Notes:
	(a) Non-income producing.
	(b) Sponsored American Depositary Receipt (ADR).
	(c) Variable or floating rate security whereby the interest rate is periodically reset. The interest rate shown reflects the rate in effect as of January 31, 2014.
	(d) Interest rate represents yield to maturity.
	(e) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes to financial statements.	11

12	This page intentionally left blank.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. SHORT-TERM TREASURY PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2014

Principal Amount		Market Value

	UNITED STATES TREASURY SECURITIES — 98.30% of Total Net Assets
$5,000,000	United States Treasury notes .250%, 03-31-14	$5,000,820
5,000,000	United States Treasury notes .250%, 04-30-14	5,002,403
5,000,000	United States Treasury notes .250%, 05-31-14	5,003,205
3,000,000	United States Treasury notes .250%, 06-30-14	3,001,936
6,800,000	United States Treasury bills .027%, 02-27-14 (a)	6,799,864

	Total Portfolio — 98.30% of total net assets (identified cost $24,808,038) (b)	$24,808,228
	Other assets, less liabilities (1.70% of total net assets)	428,894

	Net assets applicable to outstanding shares	$25,237,122

	Notes:
	(a) Interest rate represents yield to maturity.
	(b) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes to financial statements.	13

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2014

Principal Amount		Market Value

	CORPORATE BONDS — 92.07% of Total Net Assets

	CHEMICALS — 3.59% of Total Net Assets
$500,000	5.750% Chemtura Corporation, 07-15-21	$513,125

		$513,125

	COMPUTER HARDWARE & PERIPHERALS — 5.03% of Total Net Assets
700,000	4.375% Hewlett-Packard Company, 09-15-21	$718,406

		$718,406

	COMPUTER SOFTWARE & SERVICES — 4.41% of Total Net Assets
600,000	4.200% Symantec Corporation, 09-15-20	$630,306

		$630,306

	ELECTRIAL EQUIPMENT & ELECTRONICS — 3.74% of Total Net Assets
500,000	7.000% Sanmina Corporation, 05-15-19 (a)	$533,750

		$533,750

	ENERGY SERVICES & PROCESSING — 12.86% of Total Net Assets
600,000	6.500% Dresser-Rand Group, Inc., 05-01-21	$643,500
650,000	6.375% GulfMark Offshore, Inc., 03-15-22	659,750
500,000	8.875% Star Gas Partners, L.P., 12-01-17	533,750

		$1,837,000

	FINANCIAL SERVICES — 8.84% of Total Net Assets
600,000	3.875% Jefferies Group, LLC, 11-01-29 (b)	$638,130
600,000	5.629% Manufacturers & Traders Trust Company, 12-01-21 (c)	624,173

		$1,262,303

	INSURANCE — 4.81% of Total Net Assets
600,000	6.000% Pacific Lifecorp, 02-10-20 (a)	$687,306

		$687,306

	MANUFACTURING — 8.46% of Total Net Assets
650,000	5.500% Hillenbrand, Inc., 07-15-20	$696,818
520,000	3.875% Kennametal, Inc., 02-15-22	512,034

		$1,208,852

	NATURAL RESOURCES — 8.25% of Total Net Assets
600,000	3.700% Murphy Oil Corporation, 12-01-22	$570,773
600,000	6.250% Peabody Energy Corporation, 11-15-21	607,500

		$1,178,273

	REAL ESTATE — 14.44% of Total Net Assets
600,000	7.500% DDR Corporation, 07-15-18	$720,720
575,000	7.750% SL Green Realty Corporation, 03-15-20	684,265
650,000	7.750% Winthrop Realty Trust, 08-15-22	658,580

		$2,063,565

14	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2014

Principal Amount		Market Value

	RESTAURANTS — 5.00% of Total Net Assets
$800,000	3.350% Darden Restaurants, Inc., 11-01-22	$714,737

		$714,737

	RETAIL — 4.27% of Total Net Assets
600,000	4.000% Kohl’s Corporation, 11-01-21	$609,534

		$609,534

	TRANSPORTATION — 4.41% of Total Net Assets
500,000	8.000% FedEx Corporation, 01-15-19	$630,025

		$630,025

	UTILITIES — 3.96% of Total Net Assets
500,000	6.250% SCANA Corporation, 04-01-20	$566,303

		$566,303

	Total Corporate Bonds (identified cost $13,002,948)	$13,153,485

	UNITED STATES TREASURY SECURITIES — 2.98% of Total Net Assets
425,000	United States Treasury bills .027%, 02-27-14 (d)	$424,992

	Total United States Treasury Securities (identified cost $424,991)	$424,992

Number of Shares
	PREFERRED STOCKS — 4.09% of Total Net Assets
25,000	7.125% Urstadt Biddle Properties, Inc., Series F, Perpetual	$585,000

	Total Preferred Stocks (identified cost $615,300)	$585,000

	Total Portfolio — 99.14% of total net assets (identified cost $14,043,239) (e)	$14,163,477
	Other assets, less liabilities (.86% of total net assets)	123,496

	Net assets applicable to outstanding shares	$14,286,973

	Notes:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2014, these securities amounted to $1,221,056, or 8.55% of the Versatile Bond Portfolio’s total net assets, and have been determined by the Portfolio’s investment adviser to be liquid.

	(b) Convertible security. As of January 31, 2014, these securities amounted to $638,130, or 4.47% of the Versatile Bond Portfolio’s total net assets.
	(c) Variable or floating rate security whereby the interest rate is periodically reset. The interest rate shown reflects the rate in effect as of January 31, 2014.
	(d) Interest rate represents yield to maturity.
	(e) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes to financial statements.	15

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2014

Number of Shares		Market Value

	AGGRESSIVE GROWTH STOCKS — 99.99% of Total Net Assets

	AEROSPACE — 2.51% of Total Net Assets
8,000	Lockheed Martin Corporation	$1,207,280

		$1,207,280

	CHEMICALS — 6.58% of Total Net Assets
10,000	Air Products & Chemicals, Inc.	$1,051,400
40,000	Chemtura Corporation (a)	1,003,200
25,000	Mosaic Company	1,116,500

		$3,171,100

	COMMUNICATIONS EQUIPMENT — 5.07% of Total Net Assets
50,000	Juniper Networks, Inc. (a)	$1,330,500
15,000	Qualcomm, Inc.	1,113,300

		$2,443,800

	COMPUTER SOFTWARE & SERVICES — 4.88% of Total Net Assets
25,000	Autodesk, Inc. (a)	$1,281,250
50,000	Symantec Corporation	1,070,500

		$2,351,750

	ELECTRICAL EQUIPMENT & ELECTRONICS — 2.08% of Total Net Assets
60,000	Sanmina Corporation (a)	$1,003,200

		$1,003,200

	ENERGY SERVICES & PROCESSING — 7.37% of Total Net Assets
25,000	Baker Hughes, Inc.	$1,416,000
30,000	HollyFrontier Corporation	1,389,000
100,000	Parker Drilling Company (a)	744,000

		$3,549,000

	ENGINEERING & CONSTRUCTION — 5.15% of Total Net Assets
15,000	Fluor Corporation	$1,139,400
30,000	Ryland Group, Inc.	1,339,200

		$2,478,600

	ENTERTAINMENT & LEISURE — 13.82% of Total Net Assets
15,000	Disney (Walt) Company	$1,089,150
48,000	Facebook, Inc. Class A (a)	3,003,360
10,000	Viacom, Inc. Class A	823,800
8,000	Wynn Resorts, Ltd.	1,739,360

		$6,655,670

	FINANCIAL SERVICES — 10.41% of Total Net Assets
20,000	Bank of New York Mellon Corporation	$639,200
100,000	Janus Capital Group, Inc.	1,099,000
35,000	Morgan Stanley	1,032,850
50,000	Schwab (Charles) Corporation	1,241,000
15,000	State Street Corporation	1,004,250

		$5,016,300

16	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS January 31, 2014

Number of Shares		Market Value

	MANUFACTURING — 12.20% of Total Net Assets
15,000	Agilent Technologies, Inc.	$872,250
15,000	Harley-Davidson, Inc.	925,350
15,000	Illinois Tool Works, Inc.	1,183,050
15,000	IPG Photonics Corporation (a)	1,003,050
20,000	Mattel, Inc.	756,800
10,000	Parker-Hannifin Corporation	1,133,700

		$5,874,200

	MATERIALS — 2.01% of Total Net Assets
20,000	Nucor Corporation	$967,000

		$967,000

	NATURAL RESOURCES — 8.24% of Total Net Assets
55,000	EPL Oil & Gas, Inc. (a).	$1,477,850
35,000	Freeport-McMoRan Copper & Gold, Inc.	1,134,350
80,000	Peabody Energy Corporation	1,364,000

		$3,976,200

	PHARMACEUTICALS — 10.11% of Total Net Assets
10,000	Amgen, Inc.	$1,189,500
12,000	Celgene Corporation (a)	1,823,160
23,000	Gilead Sciences, Inc. (a)	1,854,950

		$4,867,610

	RETAIL — 4.60% of Total Net Assets
10,000	Costco Wholesale Corporation	$1,123,600
20,000	Williams-Sonoma, Inc.	1,090,400

		$2,214,000

	TRANSPORTATION — 4.96% of Total Net Assets
10,000	FedEx Corporation	$1,333,200
10,000	Kansas City Southern	1,055,900

		$2,389,100

	Total Portfolio — 99.99% of total net assets (identified cost $27,852,436) (b)	$48,164,810
	Other assets, less liabilities (.01% of total net assets)	2,631

	Net assets applicable to outstanding shares	$48,167,441

	Notes:
	(a) Non-income producing.
	(b) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes to financial statements.	17

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

1.	SIGNIFICANT ACCOUNTING POLICIES

Permanent Portfolio Family of Funds, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a no-load, open-end, series, management investment company. The Fund currently consists of the following four series (each a “Portfolio”): Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio. Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio commenced investment operations on December 1, 1982, September 21, 1987, November 12, 1991 and May 16, 1990, respectively.

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States for registered investment companies. The preparation of such financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses earned and incurred, respectively, during the reporting period. Actual results could differ from those estimates.

Valuation of investments

Each Portfolio’s investments are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are normally valued at the Nasdaq Official Closing Price provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each business day. Equity securities that are not traded on a listed exchange or system are valued at the last sales price in the over-the-counter market. If there is no trading in an investment on a business day, the investment will be valued at the mean between its closing bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver bullion are valued at the closing spot settlement price on the New York Commodity Exchange. Gold and silver coins, and deposits of foreign currencies, are valued at the price furnished by an independent pricing service which reflects latest prices. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. Investments for which bona fide market quotations are not readily available, or investments for which the Fund’s investment adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is not believed to be reflective of market value, will be valued by the Valuation Committee of the Fund’s investment adviser pursuant to fair value policies approved by the Fund’s Board of Directors.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during a reporting period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed on the following page.

18	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

Level 1 — Quoted prices in active markets for identical assets

The Fund’s Level 1 valuation techniques use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

Level 2 — Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Observable inputs may include quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active, in which there are few transactions, where prices may not be current, or where price quotations vary substantially over time or among market participants. Inputs that are observable for an asset or liability in Level 2 include such factors as interest rates, yield curves, foreign exchange rates, put or call provisions, credit risk and default rates for similar assets or liabilities.

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund’s Level 3 valuation techniques include the use of unobservable inputs that reflect assumptions market participants may use or could be expected to use in pricing an asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that it might reasonably be expected to receive for an investment upon its current sale, consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) type of the investment; (ii) existence of any contractual restrictions on the investment’s disposition; (iii) price and extent of public trading in similar investments or of comparable investments; (iv) quotations or evaluated prices from broker-dealers and/or pricing services; (v) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (vi) analysis of an issuer’s financial statements; (vii) evaluation of the forces that influence the issuer and the market(s) in which the investment is purchased and sold; and (viii) with respect to debt securities, maturity, coupon, creditworthiness, spread, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Continued on following page.	19

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

The following is a summary of the inputs used as of January 31, 2014 in valuing the Fund’s assets:

	Level 1 (Quoted Prices in Active Markets for Identical Assets)	Level 2 (Significant Other Observable Inputs)	Level 3 (Significant Unobservable Inputs)	Total

Permanent Portfolio
Gold assets	$1,857,243,280	$—	$—	$1,857,243,280
Silver assets	456,623,906	—	—	456,623,906
Swiss franc assets	110,396,929	739,678,506	—	850,075,435
Stocks of United States and foreign real estate and natural resource companies	1,507,154,500	—	—	1,507,154,500
Aggressive growth stocks †	1,523,765,500	—	—	1,523,765,500
Dollar assets:
Corporate bonds †	—	902,036,951	—	902,036,951
United States Treasury securities	1,833,175,233	—	—	1,833,175,233

Total Portfolio	$7,288,359,348	$1,641,715,457	$—	$8,930,074,805

	81.62%	18.38%	—%	100.00%
Short-Term Treasury Portfolio
United States Treasury securities	$24,808,228	$—	$—	$24,808,228

Total Portfolio	$24,808,228	$—	$—	$24,808,228

	100.00%	—%	—%	100.00%
Versatile Bond Portfolio
Corporate bonds †	$—	$13,153,485	$—	$13,153,485
United States Treasury securities	424,992	—	—	424,992
Preferred stocks	585,000	—	—	585,000

Total Portfolio	$1,009,992	$13,153,485	$—	$14,163,477

	7.13%	92.87%	—%	100.00%
Aggressive Growth Portfolio
Aggressive growth stocks †	$48,164,810	$—	$—	$48,164,810

Total Portfolio	$48,164,810	$—	$—	$48,164,810

	100.00%	—%	—%	100.00%

†

See the Schedules of Investments for the Permanent Portfolio and the Aggressive Growth Portfolio for each Portfolio’s industry classification of aggressive growth stocks and the Schedules of Investments for the Permanent Portfolio and the Versatile Bond Portfolio for each Portfolio’s industry classification of corporate bonds.

Transfers between levels are recognized at the end of a reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended January 31, 2014 and the Fund held no Level 3 assets during the year then ended.

20	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

As of January 31, 2014 and during the year then ended, the Fund did not hold any derivative instruments, nor did it engage in any hedging activities using derivative instruments.

Translation of foreign currencies

Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the closing rate of exchange; and (ii) purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund separately reports the portions of the results of operations attributable to the effect of changes in foreign exchange rates on the value of investments. Reported net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, foreign currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books versus the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the exchange rate applicable to cash, receivables and liabilities denominated in foreign currencies.

Investment transactions and investment income

Investment transactions are accounted for on the date of purchase, sale or maturity. Interest income is accrued daily and includes amortization of any premiums or discounts for financial and tax reporting purposes using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are recorded on an identified cost basis for financial and tax reporting purposes.

During the year ended January 31, 2014, investment income was earned as follows:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Interest on:
Corporate bonds	$6,694,718	$—	$577,807	$—
Swiss franc assets	9,613,069	—	—	—
United States Treasury securities	59,375,986	24,282	—	—
Dividends	96,873,796	—	113,300	611,673
Other income	6,878	—	—	—

	$172,564,447	$24,282	$691,107	$611,673

Continued on following page.	21

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

Federal taxes

Each of the Fund’s Portfolios will continue to be treated as a separate regulated investment company and each Portfolio intends to qualify under Subchapter M of the United States Internal Revenue Code of 1986, as amended (“Code”). Accordingly, no provision has been made for United States income taxes, as each Portfolio intends to declare necessary dividend distributions from investment company taxable income and net realized capital gains, if any, to its shareholders prior to October 15, 2014, pursuant to the requirements of the Code.

As of January 31, 2014, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio had no capital loss carryforwards available to offset future realized gains, if any. The Fund’s Short-Term Treasury Portfolio had $3,241 in such capital loss carryforwards available, of which $249 expire on January 31, 2019 and $2,992 which do not expire. During the year ended January 31, 2014, the Fund’s Versatile Bond Portfolio utilized capital loss carryforwards of $18,585. Any capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit, and such capital loss carryforwards must be fully utilized before capital loss carryforwards from earlier periods may be utilized. As a result, if the Fund’s Portfolios have Post-2010 Losses, capital loss carryforwards from earlier periods may be more likely to expire unused. Additionally, net capital losses attributable to investment transactions that occur after October 31, if any, are recognized for federal tax purposes as arising on February 1, the first day of each Portfolio’s next taxable year. The Fund’s Short-Term Treasury Portfolio has $13,367 of such losses.

During the year ended January 31, 2014, the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio and Versatile Bond Portfolio incurred no federal excise tax. The Fund’s Aggressive Growth Portfolio recognized federal excise tax of $1,928 during the year then ended.

The Fund’s Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s Portfolios have analyzed their respective tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns previously filed for open tax years 2011 through 2013 or expected to be taken on the Fund’s Portfolios’ 2014 tax returns. The Fund’s Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Equalization

The Fund follows the accounting practice of equalization, by which a portion of the proceeds from sales and a portion of the costs of redemptions of shares of capital stock are allocated to undistributed net investment income. The effect of this practice is to prevent the calculation of net investment income per share from being affected by sales or redemptions of shares in each Portfolio, and for periods of net issuances of shares, allows undistributed net investment income to exceed distributable investment company taxable income.

Indemnifications

The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund under circumstances that have not occurred.

22	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

2.	DISTRIBUTIONS TO SHAREHOLDERS

On December 30, 2013, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid ordinary income dividends per share of $.25, $2.25 and $.33, respectively, to shareholders of record on December 27, 2013. Also on December 30, 2013, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid long-term capital gain distributions per share of $4.35, $.51 and $1.39, respectively, to shareholders of record on December 27, 2013. The Fund’s Short-Term Treasury Portfolio paid no ordinary income dividends or capital gain distributions during the year ended January 31, 2014.

The tax character of such dividends and distributions paid was as follows:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributions paid from:
Ordinary income	$43,463,936	$—	$505,421	$234,795
Long-term capital gain †	902,682,895	—	114,563	982,644

	$946,146,831	$—	$619,984	$1,217,439

†	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

On December 5, 2012, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid ordinary income dividends per share of $.27, $1.34 and $.46, respectively, to shareholders of record on December 4, 2012. Also on December 5, 2012, the Fund’s Permanent Portfolio and Aggressive Growth Portfolio paid long-term capital gain distributions per share of $.36 and $.61, respectively, to shareholders of record on December 4, 2012. The Fund’s Short-Term Treasury Portfolio paid no ordinary income dividends or capital gain distributions and the Fund’s Versatile Bond Portfolio paid no capital gain distributions during the year ended January 31, 2013.

The tax character of such dividends and distributions paid was as follows:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributions paid from:
Ordinary income	$91,598,819	$—	$248,601	$234,505
Long-term capital gain †	127,039,177	—	—	310,974

	$218,637,996	$—	$248,601	$545,479

†	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gain on investments, if any, are recorded on the ex-dividend date. The amount of such dividends and distributions are determined in accordance with the Code, which may differ from accounting principles generally accepted in the United States. These differences result primarily from different treatment of net investment income and net realized gains on certain investment securities held by the Fund’s Portfolios. During the year ended January 31, 2014: (i) the Fund’s Permanent Portfolio reclassified $28,290,595 from accumulated net realized gain on investments to paid-in capital and $30,070,920 from undistributed net investment income to accumulated net

Continued on following page.	23

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

realized gain on investments; (ii) the Fund’s Short-Term Treasury Portfolio reclassified $144,716 from paid-in capital to undistributed net investment loss; (iii) the Fund’s Versatile Bond Portfolio reclassified $60,679 from undistributed net investment income to paid-in capital; and (iv) the Fund’s Aggressive Growth Portfolio reclassified $10,539 from undistributed net investment income to paid-in capital and $1,218 from undistributed net investment income to accumulated net realized gain on investments, to reflect such book and tax basis differences.

As of January 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributable ordinary income	$—	$—	$61,083	$29,154
Undistributed capital gain (loss) carryforwards	185,884,005	(3,241)	31,705	—
Post October losses	—	(13,367)	—	—
Unrealized appreciation on investments and foreign currencies	755,408,295	190	120,238	20,312,374

	$941,292,300	$(16,418)	$213,026	$20,341,528

3.	INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT

Pacific Heights Asset Management, LLC (“Pacific Heights”) has served as the Fund’s investment adviser since May 1, 2003 under an Investment Advisory Contract, dated November 24, 2002 (“Contract”). In accordance with the terms of the Contract, Pacific Heights receives, before any waivers, annual investment advisory fees, which are calculated daily and paid monthly, based on the average daily net assets of each Portfolio of the Fund (“Advisory Fee”) as follows: (i) 1.1875% of the first $200 million of the Portfolio’s average daily net assets; (ii) .8750% of the next $200 million of the Portfolio’s average daily net assets; (iii) .8125% of the next $200 million of the Portfolio’s average daily net assets; and (iv) .7500% of all of the Portfolio’s average daily net assets in excess of $600 million.

All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets. Except for: (i) the Advisory Fee; (ii) all fees, costs, expenses and allowances relating to Fund investments, including brokerage commissions, charges in the purchase and sale of Fund assets and interest on borrowings; (iii) all taxes payable by the Fund; (iv) the fees and expenses of the Fund’s directors; (v) the salaries and expenses of the Fund’s officers (subject to the Waiver Agreement described below); and (vi) extraordinary expenses, as defined in the Contract, Pacific Heights pays or reimburses the Fund for substantially all of the Fund’s ordinary operating expenses out of its Advisory Fee.

Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 17, 2013 (“Waiver Agreement”), effective through June 1, 2015, Pacific Heights has agreed to waive portions of its Advisory Fee allocable to: (i) the Permanent Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets in excess of $6 billion up to $8 billion, .6600% of the Portfolio’s average daily net assets in excess of $8 billion up to $10 billion, .6400% of the

24	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

Portfolio’s average daily net assets in excess of $10 billion up to $15 billion, .6200% of the Portfolio’s average daily net assets in excess of $15 billion up to $25 billion and .6000% of the Portfolios average daily net assets in excess of $25 billion; (ii) the Short-Term Treasury Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets; and (iii) the Versatile Bond Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets. Also, under the Waiver Agreement, Pacific Heights has agreed to pay the Fund’s officers’ salaries and expenses during the term of the Waiver Agreement. Neither the Fund nor any Portfolio will be required to reimburse Pacific Heights for amounts waived or paid by Pacific Heights pursuant to the Waiver Agreement. The Waiver Agreement may be terminated or amended only in writing and only with the approval of the Fund’s Board of Directors.

Pacific Heights is a California limited liability company. Its manager and sole member, Michael J. Cuggino (who is also its President and Chief Executive Officer), is the President, Secretary and a director of the Fund and has been the portfolio manager of the Fund’s Portfolios since May 1, 2003. In addition to the benefits that result from being the sole owner of Pacific Heights, Mr. Cuggino was paid $90,000 by the Fund during the year ended January 31, 2014 for his service as a director of the Fund.

Annual Renewal of Investment Advisory Contract (Unaudited)

The renewal of the Contract was unanimously approved by the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Directors”), at an “in person” meeting held on December 17, 2013 (“Meeting”). In preparation for consideration of the continuance of the Contract, the Board reviewed a variety of materials provided by Pacific Heights prior to the Meeting, including memoranda provided by Pacific Heights responding to information requests from the Independent Directors and material prepared by Lipper, Inc. (“Lipper”), an independent third party, containing information comparing the expenses of the Fund’s Portfolios to other comparable mutual funds selected by Lipper (“Peer Groups”) and information regarding the performance of the Fund’s Portfolios relative to relevant market indices and the performance of the Peer Groups. The Board also took into account information provided to the Board or its Committees at meetings held throughout the year. During the Meeting, the Directors met with senior management of the Fund and Pacific Heights to discuss the Contract and the information provided. The Independent Directors also met prior to the Meeting and in executive session during the Meeting to review the information provided. The Independent Directors were assisted by counsel that is independent of Fund management and Pacific Heights during their deliberations regarding the Contract, and also received materials discussing the legal standards applicable to their consideration of the proposed continuance of the Contract. The annual Contract review extended over two regular meetings of the Board to ensure that Fund management and Pacific Heights had time to respond to any questions the Independent Directors may have had on their initial review of the materials prepared for the Contract review and that the Independent Directors had time to consider those materials. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the continuance of the Contract.

The Board reviewed the Advisory Fee payable by each of the Portfolios under the Contract as well as each Portfolio’s overall expense ratio. Utilizing the material prepared by Lipper, the Board considered each Portfolio’s Advisory Fee and overall expense ratio against the median of the advisory fees and overall expense ratios for such

Continued on following page.	25

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

Portfolio’s Peer Group and observed the following: (i) for the Permanent Portfolio (after fee waivers), its Advisory Fee was lower than the median in its Peer Group and its overall expense ratio was lower than the median and the lowest in its Peer Group; (ii) for the Short-Term Treasury Portfolio (after fee waivers), its Advisory Fee was higher than the median and the highest in its Peer Group, and its overall expense ratio was lower than the median and the lowest in its Peer Group; (iii) for the Versatile Bond Portfolio (after fee waivers), its Advisory Fee was higher than the median in its Peer Group and its overall expense ratio was lower than the median in its Peer Group; and (iv) for the Aggressive Growth Portfolio, its Advisory Fee was higher than the median in its Peer Group and its overall expense ratio was lower than the median in its Peer Group. The Board also considered that, in absolute terms, except for the Permanent Portfolio, each Portfolio’s expense ratio (after applicable waivers) had declined over the last several years. With respect to the Permanent Portfolio, the Board noted that the Portfolio had experienced substantial redemptions during 2013. The Board observed that the slight increase in the expense ratio (after applicable waivers) was the function of the Portfolio’s assets falling below levels required to achieve certain breakpoints under the then-current advisory fee waiver and expense assumption agreement.

In reviewing the Lipper materials, the Board noted that unlike the mutual funds comprising the Portfolios’ Peer Groups, the Fund’s Portfolios operate under a unitary fee structure whereby many of the Portfolios’ ordinary operating expenses are paid by Pacific Heights out of its Advisory Fee rather than paid directly by the Portfolios. The Board noted the difficulty of comparing the Fund’s Portfolios to non-unitary fee funds and observed that given the Portfolios’ unitary fee structure and unlike non-unitary fee funds, the Portfolios’ other ordinary operating expenses were minimal, an observation borne out by the fact that the non-management expenses for each of the Fund’s Portfolios were the lowest or among the lowest in each Portfolio’s respective Peer Group. The Board observed that when each Portfolio’s Advisory Fee was compared to the overall expense ratio of others funds in its Peer Group, in each case the overall expense ratio was lower than the median in its Peer Group and, in the case of the Permanent Portfolio and the Short-Term Treasury Portfolio, the lowest in its Peer Group. The Board also observed that the unitary fee provides predictability in Portfolio expenses at various asset levels and also protects the Portfolios against the risks of increase in third-party service provider fees and other expenses covered under the unitary fee.

The Board also reviewed the short-term and long-term investment performance of each of the Fund’s Portfolios. As part of this review, the Board reviewed the material prepared by Lipper, comparing the performance of each Portfolio to its respective Peer Group and Lipper selected benchmark index for the one-, three-, five- and ten-year periods ended June 30, 2013. Utilizing the material prepared by Lipper, the Board observed the following with respect to the total return performance of the Portfolios as compared to each of their respective Peer Groups and Lipper selected indices: (i) that the Permanent Portfolio’s total return performance exceeded the average total return performance of its Peer Group for the five- and ten-year measurement periods, but lagged for the one-and three-year periods, exceeded the median total return performance of its Peer Group for the ten-year measurement period, equaled the median total return performance for the five-year period but lagged for the one-, and three-year periods, and exceeded the total return performance of its Lipper benchmark index for the ten-year measurement period but lagged for the one-, three- and five-year periods; (ii) that the Short-Term Treasury Portfolio’s total return performance lagged the average and median total return performance of its Peer Group and the Citigroup 3-Month U.S. Treasury Bill Index for each measurement period; (iii) that the Versatile Bond Portfolio’s total return performance exceeded the average and median total return performance of

26	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

its Peer Group and its Lipper benchmark index for the one-year measurement period but lagged for the three-, five- and ten-year periods; and (iv) that the Aggressive Growth Portfolio’s total return performance exceeded the average and median total return performance of its Peer Group for the one-, three- and ten-year measurement periods but the Portfolio’s total return performance lagged the average and exceeded the median total return performance for the five-year period, and exceeded its Lipper benchmark index for the one-, three- and ten-year measurement periods but lagged for the five-year period. The Directors also compared each Portfolio’s total return performance against its respective benchmark index(es) for the one-, three-, five- and ten-year periods ended September 30, 2013 and observed the following: (i) that the Permanent Portfolio’s total return performance exceeded the returns of the Citigroup 3-Month U.S. Treasury Bill Index for the three-, five- and ten-year measurement periods but lagged for the one-year period and exceeded the returns of the Standard & Poor’s 500 Composite Stock Index for the ten-year measurement period but lagged for the one-, three- and five-year periods; (ii) that the Short-Term Treasury Portfolio’s total return performance lagged the returns of the Citigroup 3-Month U.S. Treasury Bill Index for each measurement period; (iii) that the Versatile Bond Portfolio’s total return performance exceeded the returns of the Barclay’s Capital Global Aggregate (Excluding Securitized) Bond Index for the one- and three-year measurement periods but lagged for five-and ten-year periods; and (iv) that the Aggressive Growth Portfolio’s total return performance exceeded the returns of the Standard & Poor’s 500 Composite Stock Index for the one-, three- and ten-year measurement periods but lagged for the five-year period. The Board observed that the Portfolios’ benchmark indices do not reflect deductions for any fees, expenses or taxes. The Board also considered the updated performance information for each Portfolio for the calendar year through December 13, 2013.

The Board noted that the Permanent Portfolio’s negative returns in 2013 were attributable to net negative performance of the Portfolio’s diversified asset categories, with gold, silver, longer-term U.S. Treasury bonds and natural resource stocks detracting from the positive performance of other asset categories. The Board recognized that the Permanent Portfolio’s fundamental investment policy, which cannot be changed without shareholder approval, is to maintain a fixed allocation of specified asset categories, with the objective of preserving and increasing the purchasing power value of its shares over the long term. The Board noted that the Versatile Bond Portfolio had been operating under its new investment objective and strategies since late May 2012 and noted with approval the improvement in investment performance of the Portfolio. With regard to the Short-Term Treasury Portfolio’s underperformance, the Board noted that the continued extremely low yields on short-term U.S. Treasury securities were more than offset by the Portfolio’s expenses, even after the fee waiver. The Board observed that given the Portfolio’s fundamental investment policies and historical low interest rates on short-term U.S. Treasuries, the Portfolio’s investment performance is unlikely to improve until prevailing interest rates rise. The Board noted that the strong performance of the Aggressive Growth Portfolio reflected its investment in growth stocks in a rising equity market.

The Board considered the services provided by Pacific Heights under the Contract and reviewed Pacific Heights’ services to the Fund over the past year. The Board considered the experience and staffing of personnel at Pacific Heights who perform investment research and manage the Portfolios’ investments. In addition to investment advisory services, the Board also considered the quality of the administrative and non-investment advisory services provided by Pacific Heights. Under the Contract, Pacific Heights and its personnel provide all administrative, accounting, compliance and other services required in connection with the administration of the

Continued on following page.	27

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

affairs of the Fund, including overseeing and coordinating the activities of other service providers. The Board also considered the services provided to the Fund by Mr. Cuggino, who is also the principal executive officer of Pacific Heights. The Board considered that Mr. Cuggino is responsible for management of each Portfolio and is thoroughly involved in overseeing all aspects of the Fund’s operations. The Board concluded that Pacific Heights had experienced personnel and sufficient infrastructure and resources and had delivered high-quality investment advisory, administrative, accounting, compliance and other services to the Fund.

The Board also considered whether Pacific Heights had the ability to continue providing high-quality services. The Board noted that Pacific Heights retained experienced personnel to service the Fund’s Portfolios and continued to improve its infrastructure and technological and other capabilities. The Board noted that despite the substantial decline in assets under management attributable to redemptions in the Permanent Portfolio in the current year, the level of service provided by Pacific Heights remained consistently high.

The Board considered Pacific Heights’ financial condition. The Board noted in this regard that it reviewed Pacific Heights’ audited and unaudited financial statements on an annual and quarterly basis, respectively, and that Pacific Heights appeared to have the financial resources to fulfill its obligations under the Contract. The Board further noted that Pacific Heights’ financial health provides it with the resources to waive or cap fees in three Portfolios, to make significant investments in its business for the benefit of the Fund and to build and maintain its distribution network to increase assets in the Portfolios.

The Board also evaluated economies of scale in relation to the services provided to the Fund’s Portfolios and whether fee levels appropriately reflect economies of scale. The Board noted that during the period from January 31, 2008 through the six months ended July 31, 2013, the Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio had benefited from declines in their respective expense ratios. The Board attributed the decline in the Portfolios’ expense ratios primarily to: (i) the overall growth of assets under management; (ii) the Advisory Fee breakpoint schedule in the Contract; (iii) Pacific Heights’ voluntary fee waivers with respect to the Short-Term Treasury Portfolio and the Versatile Bond Portfolio through the end of 2009; and (iv) the Advisory Fee waivers for the Permanent Portfolio, the Short-Term Treasury Portfolio and the Versatile Bond Portfolio and the absorption of the Fund’s officers’ salaries and expenses since 2010 pursuant to previous advisory fee waiver and expense assumption agreements. The Board further noted that the growth of the Permanent Portfolio had also helped the other Portfolios achieve economies of scale. The Board also considered the fee structure. The Board noted that the Contract has breakpoints that provide for a reduction of the applicable investment advisory fee as assets increase and that the Waiver Agreement provided for additional fee waivers with respect to the Permanent Portfolio and for fee waivers for the Short-Term Treasury Portfolio and the Versatile Bond Portfolio before any breakpoints contemplated by the Contract had been reached. The Board considered that Pacific Heights proposed to extend the terms of the current advisory fee waiver and expense assumption agreement for another year (until June 1, 2015), including the absorption by Pacific Heights of all salaries, fees and expenses of the officers of the Fund, including the Fund’s Chief Compliance Officer. The Board agreed that the terms of the Waiver Agreement were appropriate and that the current fee arrangements provide appropriate sharing of economies of scale between Portfolio shareholders and Pacific Heights.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

The Board considered Pacific Heights’ profitability. The Board reviewed a profitability analysis provided by Pacific Heights that compared Pacific Heights’ profitability for the six months ended June 30, 2013 and the year ended December 31, 2012 to that of certain publicly-traded investment advisers. The Board reviewed the methodology used by Pacific Heights to determine its profitability and discussed various factors involved in determining Pacific Heights’ profitability. In assessing Pacific Heights’ profitability, the Board observed that the Permanent Portfolio’s overall expense ratio was lower than the median and the lowest in its Peer Group and that Pacific Heights operated certain Portfolios at a loss. The Board recognized that, as a business matter, Pacific Heights is entitled to earn a reasonable level of profit for services it provides to the Fund’s Portfolios.

Based on the foregoing, the Board considered the following factors and reached the following conclusions:

a) The nature, quality and extent of the investment advisory, compliance, administrative and other services to be provided to the Portfolios by Pacific Heights. Conclusion: Pacific Heights could be expected to continue to provide a high level of service to each Portfolio.

b) The operating expenses and expense ratios of the Portfolios compared to their Peer Groups. Conclusion: the operating expenses and expense ratios of the Portfolios were comparable to their Peer Groups and fair and reasonable.

c) The performance of the Portfolios compared to their Peer Groups and relevant market indices. Conclusion: the Permanent Portfolio’s performance was satisfactory; the Short-Term Treasury Portfolio’s performance was as expected taking into account the constraints imposed by the fundamental investment policies to which the Portfolio is subject and the Board maintained confidence in Pacific Heights’ capabilities to manage the Portfolio; the Versatile Bond Portfolio’s performance was satisfactory; and the Aggressive Growth Portfolio’s performance was satisfactory.

d) Pacific Heights’ financial condition. Conclusion: Pacific Heights has the financial ability to fulfill its commitment to the Fund under the Contract.

e) The extent to which economies of scale might be realized as each Portfolio grows and whether fee levels reflect any such potential economies of scale. Conclusion: the Permanent Portfolio has achieved economies of scale that benefit shareholders, given that the Permanent Portfolio has exceeded the final breakpoint in its Advisory Fee under the Contract, and is currently at the second breakpoint in its Advisory Fee under the Waiver Agreement. The other Portfolios have benefited from economies of scale by virtue of the still sizeable assets in the Permanent Portfolio and expense caps in place for the Short-Term Treasury Portfolio and the Versatile Bond Portfolio.

f) The profitability of the Contract to Pacific Heights. Conclusion: the profitability of the Contract to Pacific Heights was fair, reasonable and sufficient for the financial stability of Pacific Heights.

g) Advisory fee payable by each Portfolio. Conclusion: the Advisory Fee payable by each of the Portfolios was fair and reasonable given the nature and quality of the services provided.

h) The benefits accruing to Pacific Heights by virtue of its relationship to the Portfolios were reasonable in comparison with the benefits accruing to each Portfolio.

In their deliberations, the Board members did not identify any particular information that was all important or controlling. Based on the foregoing, the Board, including its Independent Directors, unanimously approved the continuance of the Contract.

Continued on following page.	29

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

4.	PURCHASES AND SALES OF SECURITIES

The following is a summary of purchases and sales of securities other than short-term securities for the year ended January 31, 2014:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Purchases	$368,979,257	$—	$7,815,923	$12,047,772
Sales	5,626,246,468	—	6,889,968	113,882

The Fund’s Permanent Portfolio also purchased $35,578,119 of silver and sold $821,383,380 and $115,681,421 of gold and silver, respectively, during the year ended January 31, 2014.

The Fund’s Short-Term Treasury Portfolio only invested in short-term U.S. Treasury securities having maturities of one year or less during the year ended January 31, 2014. Purchases and sales of portfolio securities were $92,869,786 and $96,223,281, respectively, during the year then ended.

5.	NET UNREALIZED APPRECIATION OF INVESTMENTS

The following is a summary of net unrealized appreciation of investments as of January 31, 2014 for federal income tax purposes:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Aggregate gross unrealized appreciation of investments with excess of value over tax cost:
Investments in securities	$978,751,260	$962	$268,252	$21,457,654
Investments other than securities	70,925,991	—	—	—

	1,049,677,251	962	268,252	21,457,654
Aggregate gross unrealized depreciation of investments with excess of tax cost over value:
Investments in securities	(229,289,211)	(772)	(148,014)	(1,145,280)
Investments other than securities	(65,947,895)	—	—	—

	(295,237,106)	(772)	(148,014)	(1,145,280)

Net unrealized appreciation of investments	$754,440,145	$190	$120,238	$20,312,374

6.	SUBSEQUENT EVENTS

The Fund has evaluated the impact of subsequent events on its Portfolios and has determined that there were no subsequent events requiring recognition or disclosure in the Fund’s financial statements.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS January 31, 2014

7.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of each Portfolio’s capital stock exclusive of amounts allocated to undistributed net investment income (loss) were as follows for the years then ended.

	Permanent Portfolio
	Year Ended January 31, 2014		Year Ended January 31, 2013

	Shares	Dollars	Shares	Dollars
Shares sold	47,032,573	$2,212,879,326	116,446,770	$5,633,007,019
Distributions reinvested	16,234,065	697,902,399	3,374,317	163,182,008

	63,266,638	2,910,781,725	119,821,087	5,796,189,027

Shares redeemed	(196,721,833)	(9,206,893,760)	(121,774,219)	(5,855,125,119)

Net decrease	(133,455,195)	$(6,296,112,035)	(1,953,132)	$(58,936,092)

	Short-Term Treasury Portfolio
	Year Ended January 31, 2014		Year Ended January 31, 2013

	Shares	Dollars	Shares	Dollars
Shares sold	127,628	$8,403,046	176,319	$11,678,218
Distributions reinvested	—	—	—	—

	127,628	8,403,046	176,319	11,678,218

Shares redeemed	(171,260)	(11,278,230)	(244,739)	(16,200,300)

Net decrease	(43,632)	$(2,875,184)	(68,420)	$(4,522,082)

	Versatile Bond Portfolio
	Year Ended January 31, 2014		Year Ended January 31, 2013

	Shares	Dollars	Shares	Dollars
Shares sold	71,805	$4,360,543	117,139	$6,941,719
Distributions reinvested	9,930	590,325	3,720	231,793

	81,735	4,950,868	120,859	7,173,512

Shares redeemed	(65,773)	(3,978,813)	(112,374)	(6,702,850)

Net increase	15,962	$972,055	8,485	$470,662

	Aggressive Growth Portfolio
	Year Ended January 31, 2014		Year Ended January 31, 2013

	Shares	Dollars	Shares	Dollars
Shares sold	295,183	$17,581,650	101,263	$4,664,348
Distributions reinvested	17,660	1,184,075	11,392	533,128

	312,843	18,765,725	112,655	5,197,476

Shares redeemed	(98,589)	(5,877,124)	(105,381)	(4,864,019)

Net increase	214,254	$12,888,601	7,274	$333,457

31

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO

Financial highlights for the Permanent Portfolio

For each share of capital stock outstanding throughout each year:

	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010
Net asset value, beginning of year	$49.59	$48.69	$45.50	$38.06	$31.57

Income (loss) from investment operations:
Net investment income (1)	.31	.29	.24	.35	.37
Net realized and unrealized gain (loss) on investments and foreign currencies (2)	(2.34)	1.24	3.67	7.41	6.40

Total income (loss) from investment operations	(2.03)	1.53	3.91	7.76	6.77

Less distributions from:
Net investment income	(.25)	(.27)	(.42)	(.29)	(.28)
Net realized gain on investments	(4.35)	(.36)	(.30)	(.03)	—

Total distributions	(4.60)	(.63)	(.72)	(.32)	(.28)

Net asset value, end of year	$42.96	$49.59	$48.69	$45.50	$38.06

Total return (3)	(4.12)%	3.17%	8.63%	20.41%	21.43%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$8,992,350	$16,997,810	$16,784,635	$10,542,812	$5,083,251

Portfolio turnover rate	4.29%	23.71%	8.87%	9.11%	12.78%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.72%	.69%	.71%	.77%	.82%
Before Advisory Fee waiver	.77%	.76%	.76%	.78%	.82%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	.65%	.61%	.49%	.82%	1.03%
Before Advisory Fee waiver	.60%	.54%	.44%	.81%	1.03%

(1)	Net investment income is based on average shares outstanding during the year.
(2)

Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

32	See accompanying notes to financial statements.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. SHORT-TERM TREASURY PORTFOLIO

Financial highlights for the Short-Term Treasury Portfolio

For each share of capital stock outstanding throughout each year:

	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010
Net asset value, beginning of year	$66.03	$66.41	$66.81	$67.75	$68.44

Loss from investment operations:
Net investment loss (1)	(.40)	(.39)	(.40)	(.39)	(.26)
Net realized and unrealized gain (loss) on investments (2)	—	.01	—	.01	(.05)

Total loss from investment operations	(.40)	(.38)	(.40)	(.38)	(.31)

Less distributions from:
Net investment income	—	—	—	(.56)	(.38)

Total distributions	—	—	—	(.56)	(.38)

Net asset value, end of year	$65.63	$66.03	$66.41	$66.81	$67.75

Total return (3)	(.61)%	(.57)%	(.60)%	(.58)%	(.44)%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$25,237	$28,273	$32,978	$34,383	$44,806

Portfolio turnover rate (4)	—%	—%	—%	—%	—%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.69%	.69%	.69%	.73%	.71%
Before Advisory Fee waiver	1.19%	1.19%	1.19%	1.23%	1.21%
Ratio of net investment loss to average net assets:
After Advisory Fee waiver	(.60)%	(.58)%	(.59)%	(.58)%	(.37)%
Before Advisory Fee waiver	(1.10)%	(1.08)%	(1.09)%	(1.08)%	(.87)%

(1)	Net investment loss is based on average shares outstanding during the year.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.
(4)	Portfolio turnover rate is not applicable since the Portfolio only invested in securities with maturities of one year or less.

See accompanying notes to financial statements.	33

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO

Financial highlights for the Versatile Bond Portfolio

For each share of capital stock outstanding throughout each year:

	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010
Net asset value, beginning of year	$60.93	$59.15	$59.15	$60.40	$59.39

Income from investment operations:
Net investment income (1)	2.50	1.34	.15	.76	1.20
Net realized and unrealized gain (loss) on investments (2)	(.17)	1.78	.03	(.52)	.69

Total income from investment operations	2.33	3.12	.18	.24	1.89

Less distributions from:
Net investment income	(2.25)	(1.34)	(.18)	(1.49)	(.88)
Net realized gain on investments	(.51)	—	—	—	—

Total distributions	(2.76)	(1.34)	(.18)	(1.49)	(.88)

Net asset value, end of year	$60.50	$60.93	$59.15	$59.15	$60.40

Total return (3)	3.90%	5.31%	.31%	.40%	3.18%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$14,287	$13,417	$12,523	$13,300	$18,087

Portfolio turnover rate	48.71%	137.43%	71.55%	57.05%	61.18%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.82%	.82%	.81%	.83%	.88%
Before Advisory Fee waiver	1.19%	1.20%	1.19%	1.20%	1.26%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	4.05%	2.24%	.25%	1.26%	1.98%
Before Advisory Fee waiver	3.68%	1.86%	(.13)%	.89%	1.60%

(1)	Net investment income is based on average shares outstanding during the year.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

34	See accompanying notes to financial statements.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO

Financial highlights for the Aggressive Growth Portfolio

For each share of capital stock outstanding throughout each year:

	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010
Net asset value, beginning of year	$52.58	$44.68	$49.14	$39.80	$29.53

Income (loss) from investment operations:
Net investment income (1)	.26	.58	.24	.11	.08
Net realized and unrealized gain (loss) on investments (2)	13.91	8.39	(1.75)	10.45	10.19

Total income (loss) from investment operations	14.17	8.97	(1.51)	10.56	10.27

Less distributions from:
Net investment income	(.33)	(.46)	(.32)	(.11)	—
Net realized gain on investments	(1.39)	(.61)	(2.63)	(1.11)	—

Total distributions	(1.72)	(1.07)	(2.95)	(1.22)	—

Net asset value, end of year	$65.03	$52.58	$44.68	$49.14	$39.80

Total return (3)	26.84%	20.37%	(2.68)%	26.73%	34.78%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$48,167	$27,678	$23,195	$22,905	$18,436

Portfolio turnover rate	.31%	8.71%	17.13%	15.51%	4.92%
Ratio of expenses to average net assets	1.20%	1.19%	1.19%	1.22%	1.21%
Ratio of net investment income to average net assets	.44%	1.26%	.52%	.25%	.23%

(1)	Net investment income is based on average shares outstanding during the year.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

See accompanying notes to financial statements.	35

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO Ten Years Ended January 31, 2014 (Unaudited)

*

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full- faith-and-credit obligations of the U.S. Treasury. The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index and the Standard & Poor’s 500 Composite Stock Index reflect reinvested interest, dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

36	See page 40 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. SHORT-TERM TREASURY PORTFOLIO Ten Years Ended January 31, 2014 (Unaudited)

*

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full- faith-and-credit obligations of the U.S. Treasury. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 40 for explanation of graphs and additional performance information.	37

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO Ten Years Ended January 31, 2014 (Unaudited)

*

The Citigroup AAA/AA 1-3 Year Corporate Bond Index and the Citigroup A 1-3 Year Corporate Bond Index are components of the Citigroup Broad Investment-Grade (BIG) Bond Index and have characteristics relevant to the Portfolio’s investment strategies prior to May 30, 2012. Both indices are market-capitalization weighted and include bonds rated AAA, AA or A by Standard & Poor’s or Moody’s Investor Services, Inc. (“Moody’s”) with maturities of one to three years and a minimum amount outstanding of $100 million. They should not be considered predictive or representative of results the Portfolio may experience under its current investment strategy. The Barclays Capital Global Aggregate Bond Index is a market-capitalization weighted, broad-based measure of global, government-related, treasury, corporate and securitized fixed income investments. The Barclays Capital Global Aggregate (Excluding Securitized) Bond Index, which excludes securitized fixed income investments, is a sub-index of the Barclays Capital Global Aggregate Bond Index and has characteristics relevant to the Portfolio’s investment strategies after May 30, 2012. You cannot invest directly in an index. Returns shown for the indices reflect reinvested interest, dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

38	See page 40 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO Ten Years Ended January 31, 2014 (Unaudited)

*

The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. The Standard & Poor’s 500 Composite Stock Index is a market capitalization weighted index of common stocks and also represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Dow Jones Industrial Average and the Standard & Poor’s 500 Composite Stock Index reflect reinvested dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 40 for explanation of graphs and additional performance information.	39

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AVERAGE ANNUAL TOTAL RETURNS For Periods Ended January 31, 2014 (Unaudited)

The graphs on pages 36 through 39 compare the initial account values and subsequent account values at the end of each of the most recently completed ten year periods indicated of the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio, assuming a hypothetical $10,000 investment in each Portfolio at the beginning of the first period indicated and reinvestment of all dividends and other distributions, without the deduction of taxes, to a $10,000 investment over the same periods in comparable broad-based securities market indices. The tables below show each of the Fund’s Portfolio’s average annual total returns for the periods indicated, assuming reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Returns for the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio and Versatile Bond Portfolio reflect fee waivers in effect. In the absence of such fee waivers, total return would be reduced. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance data shown below for each of the Fund’s Portfolios represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment performance, current to the most recent month-end, may be lower or higher than the performance shown below, and can be obtained by calling the Fund’s Shareholder Services Office at (800) 531-5142.

Investments in the Fund’s Portfolios are not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. It is therefore possible to lose money by investing in the Fund’s Portfolios.

	Average Annual Total Returns Through January 31, 2014
	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception
Permanent Portfolio (Since 12/1/82) (1)(2)
Return before taxes	-4.12%	2.43%	9.46%	7.91%	8.22%	6.48%
Return after taxes on distributions	-6.32%	1.48%	8.77%	7.44%	7.61%	5.89%
Return after taxes on distributions and sale of portfolio shares	-.51%	1.93%	7.53%	6.44%	6.72%	5.37%
Citigroup 3-Month U.S. Treasury Bill Index (4)(5)	.05%	.06%	.10%	1.58%	2.19%	4.28%
Standard & Poor’s 500 Composite Stock Index (4)(6)	21.52%	13.93%	19.19%	6.83%	4.15%	11.32%

Short-Term Treasury Portfolio (Since 5/26/87) (1)(2)(3)
Return before taxes	-.61%	-.59%	-.56%	.93%	1.39%	2.81%
Return after taxes on distributions	-.61%	-.59%	-.66%	.64%	.83%	2.16%
Return after taxes on distributions and sale of portfolio shares	-.34%	-.45%	-.45%	.67%	.88%	2.01%
Citigroup 3-Month U.S. Treasury Bill Index (4)(5)	.05%	.06%	.10%	1.58%	2.19%	3.66%

Versatile Bond Portfolio (Since 9/27/91) (1)(2)(3)
Return before taxes	3.90%	3.15%	2.60%	2.56%	3.01%	3.56%
Return after taxes on distributions	2.07%	2.24%	1.78%	1.77%	1.99%	2.55%
Return after taxes on distributions and sale of portfolio shares	2.35%	2.06%	1.69%	1.70%	1.95%	2.41%
Barclays Capital Global Aggregate (Excluding Securitized) Bond Index (4)(7)	-1.03%	2.51%	4.78%	4.46%	4.95%	6.22%
Citigroup AAA/AA 1-3 Year Corporate Bond Index (4)(8)	.92%	1.45%	2.32%	3.04%	4.18%	5.04%
Citigroup A 1-3 Year Corporate Bond Index (4)(9)	1.53%	2.33%	4.47%	3.51%	4.56%	5.33%

Aggressive Growth Portfolio (Since 1/2/90) (1)(2)
Return before taxes	26.84%	14.11%	20.48%	8.55%	7.38%	10.68%
Return after taxes on distributions	26.09%	13.38%	19.92%	7.06%	6.26%	9.79%
Return after taxes on distributions and sale of portfolio shares	15.85%	11.13%	16.83%	6.93%	6.06%	9.34%
Dow Jones Industrial Average (4)(10)	16.07%	12.61%	17.61%	6.82%	5.94%	10.06%
Standard & Poor’s 500 Composite Stock Index (4)(6)	21.52%	13.93%	19.19%	6.83%	4.15%	9.18%

40	See following page for footnote explanations.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AVERAGE ANNUAL TOTAL RETURNS For Periods Ended January 31, 2014 (Unaudited)

(1)	Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

(2)

Returns reflect the impact of contractual waivers through June 1, 2015 pursuant to the Waiver Agreement. Amounts so waived may not be recaptured by the Fund’s investment adviser. The net expense ratio (after fee waivers) and the gross expense ratio (before fee waivers) for the fiscal year ended January 31, 2014, were: (i) for the Permanent Portfolio, .72% and .77%, respectively; (ii) for the Short-Term Treasury Portfolio, .69% and 1.19%, respectively; (iii) for the Versatile Bond Portfolio, .82% and 1.19%, respectively; and (iv) for the Aggressive Growth Portfolio, 1.20% and 1.20%, respectively.

(3)

The thirty-day SEC standardized yield on the Fund’s Short-Term Treasury Portfolio and Versatile Bond Portfolio for the thirty days ended January 31, 2014, calculated for each Portfolio by dividing the net investment income per share earned during the specified thirty-day period by the net asset value per share on the last day of the period and annualizing the resulting figure, and assuming reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee, was -.58% and 3.65%, respectively.

(4)	Returns reflect reinvested interest, dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

(5)

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury. You cannot invest directly in an index.

(6)

The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and represents an unmanaged portfolio of common stocks. You cannot invest directly in an index.

(7)

The Barclays Capital Global Aggregate Bond Index is a market-capitalization weighted, broad-based securities index that measures a wide range of global, government-related, treasury, corporate and securitized fixed-income investments. Barclays Capital Global Aggregate (Excluding Securitized) Bond Index, which commenced on September 30, 2002, is a sub-index of Barclays Capital Global Aggregate Bond Index that excludes securitized fixed-income investments. Returns presented are calculated using the return data of Barclays Capital Global Aggregate Bond Index through September 29, 2002 and the return data of Barclays Capital Global Aggregate (Excluding Securitized) Bond Index since September 30, 2002. You cannot invest directly in an index.

(8)

The Citigroup AAA/AA 1-3 Year Corporate Bond Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA or AA by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index.

(9)

The Citigroup A 1-3 Year Corporate Bond Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated A by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index.

(10)

The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. You cannot invest directly in an index.

See pages 42-45 for Portfolio specific risks.	41

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO MANAGEMENT’S DISCUSSION AND ANALYSIS Year Ended January 31, 2014 (Unaudited)

The Permanent Portfolio’s investment objective is to preserve and increase the purchasing power of its shares over the long term. The Portfolio invests fixed target percentages of its net assets in gold, silver, Swiss franc assets, stocks of U.S. and foreign real estate and natural resource companies, aggressive growth stocks and dollar assets, such as U.S. Treasury securities and short-term, high grade corporate bonds. During the year ended January 31, 2014, the Portfolio achieved a total return of -4.12%, net of expenses to average net assets of .72%, as compared to .05% for the Citigroup 3-Month U.S. Treasury Bill Index and 21.52% for the Standard & Poor’s 500 Composite Stock Index, and as compared to an inflation rate as measured by the change in the Consumer Price Index (“CPI-U”), a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services as compiled by the U.S. Bureau of Labor Statistics, of 1.60% over the same period. The Portfolio’s return during the year then ended reflected the negative returns earned on its gold and silver holdings, its natural resource company stocks and its longer term bonds, being only partially offset by the positive returns earned from its aggressive growth and real estate stocks, its shorter term dollar assets and its Swiss Franc assets. Neither the Citigroup 3-Month U.S. Treasury Bill Index return, the Standard & Poor’s 500 Composite Stock Index return nor the change in CPI-U reflect deductions for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. The Permanent Portfolio invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Portfolio will be affected by changes in the prices of gold, silver, U.S. and foreign real estate and natural resource company stocks and aggressive growth stocks.

The following pie chart shows the Permanent Portfolio’s investment holdings by asset class, as a percentage of total net assets as of January 31, 2014.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

42

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. SHORT-TERM TREASURY PORTFOLIO MANAGEMENT’S DISCUSSION AND ANALYSIS Year Ended January 31, 2014 (Unaudited)

The Short-Term Treasury Portfolio’s investment objective is to achieve high current income, consistent with safety and liquidity of principal. The Portfolio invests its assets in debt obligations of the U.S. Treasury, at least 80% of which are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months, with the balance being invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The Portfolio’s dollar-weighted average length to maturity will not exceed ninety days. During the year ended January 31, 2014, the Portfolio achieved a total return of -.61%, net of expenses to average net assets of .69%, as compared to .05% for the Citigroup 3-Month U.S. Treasury Bill Index over the same period. The Portfolio’s return during the year then ended was primarily due to the very low investment returns available on short-term U.S. Treasury securities which were more than offset by the Portfolio’s expenses during the period. The Citigroup 3-Month U.S. Treasury Bill Index does not reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The following pie chart shows the Short-Term Treasury Portfolio’s investment holdings by days to maturity, as a percentage of investments as of January 31, 2014.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

43

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO MANAGEMENT’S DISCUSSION AND ANALYSIS Year Ended January 31, 2014 (Unaudited)

The Versatile Bond Portfolio’s investment objective is to achieve high current income. The Portfolio invests at least 80% of its net assets in bonds, which may include debt securities of all types and of any maturity. During the year ended January 31, 2014, the Portfolio achieved a total return of 3.90%, net of expenses to average net assets of .82%, as compared to -1.03% for the Barclays Capital Global Aggregate (Excluding Securitized) Bond Index, .92% for the Citigroup AAA/AA 1-3 Year Corporate Bond Index and 1.53% for the Citigroup A 1-3 Year Corporate Bond Index over the same period. The Portfolio’s return and the returns of the indices during the year then ended were generally lower then in recent years due to rising interest rates during the period. The Portfolio’s return reflects investments in corporate securities having longer durations and greater credit risk than the indices. The returns of the indices do not reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in debt securities are also subject to credit risk, which is the risk that an issuer of debt securities may be unable or unwilling to pay principal and interest when due. Below investment grade bonds involve greater risk of loss because they are subject to greater levels of credit risk.

The following pie chart shows the Versatile Bond Portfolio’s investment holdings by Standard & Poor’s credit rating, as a percentage of investments as of January 31, 2014.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

44

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO MANAGEMENT’S DISCUSSION AND ANALYSIS Year Ended January 31, 2014 (Unaudited)

The Aggressive Growth Portfolio’s investment objective is to achieve high (greater than the stock market as a whole), long-term appreciation in the value of its shares. The Portfolio is fully invested at all times in a portfolio of domestic stocks and stock warrants selected for high profit potential. During the year ended January 31, 2014, the Portfolio achieved a total return of 26.84%, net of expenses to average net assets of 1.20%, as compared to 16.07% for the Dow Jones Industrial Average and 21.52% for the Standard & Poor’s 500 Composite Stock Index over the same period. The Portfolio’s return during the year then ended was primarily due to the Portfolio’s investment selection and the timing of purchases and sales of those investments in relation to fluctuating market values relative to the aforementioned indices. Industry sectors contributing the most appreciation to the Portfolio during the year ended January 31, 2014 included entertainment & leisure, electrical equipment & electronics, pharmaceuticals, aerospace and financial services, while the natural resources sector contributed the most depreciation over the same period. Neither the Dow Jones Industrial Average nor the Standard & Poor’s 500 Composite Stock Index reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. The Aggressive Growth Portfolio’s stock market investments will fluctuate, sometimes rapidly and unexpectedly. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. The Portfolio may also invest in smaller and medium capitalization companies which will involve additional risks, such as limited liquidity and greater volatility.

The following pie chart shows the Aggressive Growth Portfolio’s investment holdings by industry sector, as a percentage of total net assets as of January 31, 2014.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. EXPENSE EXAMPLES Six Months Ended January 31, 2014 (Unaudited)

Expense Examples

As a shareholder in one or more of the Fund’s Portfolios, you incur two types of costs: (1) transaction costs, including the $35 one-time account start-up fee; and (2) ongoing costs, including management fees and other Portfolio expenses. The Examples on the following page are intended to help you understand your ongoing costs (in dollars) of investing in the Fund’s Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at July 31, 2013 and held for the entire six months ended January 31, 2014.

Actual Expenses

The first line of each of the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months ended January 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended January 31, 2014” to estimate the expenses you paid on your account during the six months ended January 31, 2014.

Hypothetical Example for Comparison Purposes

The second line of each of the tables on the following page provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months ended January 31, 2014. You may use this information to compare the ongoing costs of investing in the Fund’s Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the $35 one-time account start-up fee. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs, including the $35 one-time account start-up fee, were included, your costs would have been higher.

46	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. EXPENSE EXAMPLES Six Months Ended January 31, 2014 (Unaudited)

	Beginning Account Value July 31, 2013	Ending Account Value January 31, 2014	Expenses Paid* During Six Months Ended January 31, 2014
PERMANENT PORTFOLIO
Actual	$1,000.00	$1,022.30	$3.72
Hypothetical (5% return before expenses)	1,000.00	1,021.53	3.72

SHORT-TERM TREASURY PORTFOLIO
Actual	1,000.00	996.80	3.47
Hypothetical (5% return before expenses)	1,000.00	1,021.73	3.52

VERSATILE BOND PORTFOLIO
Actual	1,000.00	1,026.70	4.19
Hypothetical (5% return before expenses)	1,000.00	1,021.07	4.18

AGGRESSIVE GROWTH PORTFOLIO
Actual	1,000.00	1,136.00	6.41
Hypothetical (5% return before expenses)	1,000.00	1,019.21	6.06

*

Expenses are equal to the Permanent Portfolio’s annualized expense ratio of .73%, the Short-Term Treasury Portfolio’s annualized expense ratio of .69%, the Versatile Bond Portfolio’s annualized expense ratio of .82% and the Aggressive Growth Portfolio’s annualized expense ratio of 1.19%, respectively, multiplied by the applicable Portfolio’s average account value over the period, multiplied by 184/365 (to reflect the one-half year period ended January 31, 2014).

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. OTHER INFORMATION (Unaudited)

Proxy Voting

The Fund’s Portfolios vote proxies relating to their portfolio securities in accordance with the Fund’s Proxy Voting Policies and Procedures. A copy of the Fund’s Proxy Voting Policies and Procedures as well as information regarding how each of the Fund’s Portfolios voted such proxies during the twelve-month period ended June 30, 2013 is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142, or by accessing the SEC’s website at http://www.sec.gov.

Quarterly Holdings

Each of the Fund’s Portfolios files its complete schedule of portfolio holdings for its first and third quarters of each fiscal year on the Fund’s Form N-Q. The Fund’s Form N-Qs for such periods, beginning with the quarter ended October 31, 2004, are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

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PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. DIRECTORS AND OFFICERS (Unaudited)

All of the Fund’s directors and officers may be reached c/o Permanent Portfolio Family of Funds, Inc., 600 Montgomery Street, Suite 4100, San Francisco, California 94111. No director or officer has any family relationship with another and each of the Fund’s directors will hold office until their successors have been duly elected and qualified, or until their earlier resignation, removal, death or disqualification. The Fund’s officers are elected annually by the Fund’s Board of Directors and each officer holds office until their successor has been duly elected and qualified, or until their earlier resignation, removal, death or disqualification. The principal occupation(s) of the Fund’s directors and officers are listed below. The Fund’s Statement of Additional Information includes additional information regarding the Fund’s directors and officers and is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142.

DAVID P. BERGLAND

Director	age 78

Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a director of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

HUGH A. BUTLER

Director	age 61

Now retired, Mr. Butler was formerly Executive Vice President from 2004 through 2006 of the Credit Union Services Division of Fidelity National Information Services, Inc. (formerly Fidelity Information Systems), a publicly-traded provider of software, outsourcing and information technology consulting for the financial services and mortgage industries, majority-owned by Fidelity National, Inc. Previously, Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial institutions, in Salt Lake City, Utah. Mr. Butler has served as a director of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

ROGER DOEBKE

Director	age 74

President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke has served as a director of the Fund since 2004 and oversees all four of the Fund’s Portfolios.

MICHAEL J. CUGGINO*

Chairman, President, Secretary & Director	age 51

A Certified Public Accountant, Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund from 1993 through 2007, as Secretary of the Fund since 2006 and as a director of the Fund since 1998. He is the manager and sole member (also its President and Chief Executive Officer) of the Fund’s investment adviser. Mr. Cuggino oversees all four of the Fund’s Portfolios.

JAMES H. ANDREWS*

Treasurer	age 59

Mr. Andrews has served as Treasurer of the Fund since 2007 and previously served as Assistant Treasurer of the Fund from 2006 through 2007. He has also served as Director of Finance of the Fund’s investment adviser since 2006. Previously, Mr. Andrews was employed in various financial, investment and operational capacities at Blum Capital Partners LP, an investment management firm located in San Francisco, California from 1994 through 2005.

SUSAN K. FREUND*

Chief Compliance Officer	age 59

Ms. Freund has served as the Chief Compliance Officer of the Fund and the Fund’s investment adviser since April 2010 and March 2010, respectively. Previously, Ms. Freund served as an independent consultant to various asset management firms from March 2009 through March 2010 and served as President, Secretary, Treasurer and Chief Compliance Officer of the Embarcadero Funds from 2007 through 2009. From 2001 through 2007, Ms. Freund served as Senior Counsel at Bank of the West. Ms. Freund is a member of the State Bar of California.

*	Considered to be an “interested person” within the meaning of the 1940 Act by virtue of, among other considerations, his or her association with the Fund’s investment adviser.

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INVESTMENT ADVISER

Pacific Heights Asset Management, LLC

600 Montgomery Street

San Francisco, California 94111

CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, Wisconsin 53201

(for overnight delivery services,

615 East Michigan Street

Milwaukee, Wisconsin 53202)

(800) 341-8900

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

SHAREHOLDER SERVICES OFFICE

130 South Brune Street

Bartlett, Texas 76511

(254) 527-3102

(800) 531-5142 Nationwide

www.permanentportfoliofunds.com

Must be preceded or accompanied by a prospectus.

ANNUAL REPORT

January 31, 2014

04/14